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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-45954 and 333-45956) of Avaya Inc. of our report dated October 25, 2000 relating to the financial statements and financial statement schedule of Avaya Inc., which appears in Avaya Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, New York
December 27, 2000